PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2017
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET
8. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	As of December 31,
	2016	2017
Vehicles	5,926,576,864	7,775,410,903
In-car equipment	37,670,565	52,443,083
Building	55,587,304	55,587,304
Leasehold improvements	32,752,237	44,056,477
Software	12,211,763	14,051,492
Office furniture and equipment	33,463,933	44,782,752

Property and equipment subject to depreciation	6,098,262,666	7,986,332,011
Less: accumulated depreciation	(1,127,934,340)	(1,358,334,657)

Subtotal	4,970,328,326	6,627,997,354
Construction in progress	753,240,849	429,047,963
Property and equipment, net	5,723,569,175	7,057,045,317

The Company recorded depreciation expense relating to vehicles and in-car equipment of RMB457,478,811, RMB654,654,545 and RMB742,259,659 for the years ended December 31, 2015, 2016 and 2017, respectively, as costs of revenue in the consolidated statements of comprehensive income .

Depreciation expense of other property and equipment totaled RMB17,242,676, RMB13,363,708 and RMB12,806,130 for the years ended December 31, 2015, 2016 and 2017, respectively, and was recorded in the consolidated statements of comprehensive income as cost of revenue and operating expenses.

As of December 31, 2016 and 2017, vehicles and in-car equipment with a total initial cost of RMB465,073,020 and RMB210,460,414, respectively, were used as collateral in relation to certain long-term borrowing arrangements as disclosed in Note 10.

As of December 31, 2017, vehicles and in-car equipment with a total initial cost of RMB252,985,226 were used as collateral for the unsettled payable balance for the vehicle acquisition due to one of the authorized dealers of SAIC Volkswagen.